THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SUBSCRIPTION AGREEMENT

NT MINING CORPORATION

SUBSCRIPTION AGREEMENT made as of this ***11th day of November 2008*** between

NT MINING CORPORATION, a Nevada corporation with an office at Suite 280, 13071 Vanier Place, Richmond, British Columbia, Canada (the "Corporation") and the undersigned (the "Subscriber").

WHEREAS:

A. The Corporation is offering a maximum of 2,000,000 shares of common stock of the Corporation at a price of $0.55 per share (the "Offering") pursuant to Regulation S of the United States Securities Act of 1933 (the "Act") in order to finance its business plan;

B. The Corporation has delivered to the Subscriber a copy of the Corporation's disclosure statement (the "Disclosure Statement") for the Offering; and

C. The Subscriber wishes to acquire the number of shares of the Offering set forth on the signature page hereof (the "Shares") on the terms and subject to the conditions of this Subscription Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. SUBSCRIPTION FOR SHARES

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Corporation such number of Shares as is set forth upon the signature page hereof at a price equal to $0.55 per Share. Upon execution, the subscription by the Subscriber will be irrevocable.

1.2 The purchase price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement.

1.3 Upon execution by the Corporation, the Corporation agrees to sell such Shares to the Subscriber for said purchase price, subject to the Corporation's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

1.4 Any acceptance by the Corporation of the Subscriber is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.

Each Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber. The Corporation will not grant any registration or other qualification rights to any Subscriber.

2. REGULATION S AGREEMENTS OF THE SUBSCRIBER

2.1 The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Act pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

2.2 The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act.

2.3 The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

> **"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."**

2.4 The Subscriber and the Corporation agree that the Corporation will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

3. REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

3.1 The Subscriber represents and warrants to the Corporation and acknowledges that the Corporation is relying upon the Subscriber's representations and warranties in agreeing to sell the Shares to the Subscriber that:

(1) The Subscriber is not a "U.S. Person" as defined by Regulation S of the Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

A "U.S. Person" is defined by Regulation S of the Act to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

1. organized or incorporated under the laws of any foreign jurisdiction; and

2. formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

(2) The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Corporation does not have any commercial operations or other business assets and may require substantial funds in addition to the proceeds of this private placement.

(3) An investment in the Corporation is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Corporation and the Shares.

(4) The Subscriber has received and has had full opportunity to review the Corporation's Disclosure Statement, with the Subscriber's legal and financial advisers prior to execution of this Subscription Agreement.

(5) The Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

(6) The Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment.

(7) The Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC"), and that the Shares are being issued by the Corporation pursuant to an exemption from registration provided by Regulation S pursuant to the Act.

(8) The Subscriber is acquiring the Shares as principal for the Subscriber's own benefit.

(9) The Subscriber is not aware of any advertisement of the Shares.

(10) The Subscriber is acquiring the Shares subscribed to hereunder as an investment for the Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same.

(11) The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby.

(12) The Subscriber has full power and authority to enter into this Agreement, which constitutes a valid and legally binding obligation, enforceable in accordance with its terms.

(13) The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares.

(14) The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

4. REPRESENTATIONS BY THE CORPORATION

4.1 The Corporation represents and warrants to the Subscriber that:

(1) The Corporation is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(2) Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable shares of common stock in the capital of the Corporation.

(3) The issued and outstanding shares of the Corporation consist of 21,756,086 shares of the Corporation's common stock prior to the completion of the issue of any shares of the Corporation's common stock pursuant to this Offering.

5. TERMS OF SUBSCRIPTION

5.1 Pending acceptance of this subscription by the Corporation, all funds paid hereunder shall be deposited by the Corporation and immediately available to the Corporation for the purposes set forth in the disclosure statement. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Corporation.

5.2 The Subscriber hereby authorizes and directs the Corporation to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber's address indicated herein.

5.3 The Subscriber acknowledges and agrees that the subscription for the Shares and the Corporation's acceptance of the subscription is not subject to any minimum subscription for the Offering.

6. REPRESENTATIONS BY BRITISH COLUMBIA RESIDENTS

6.1 If the Subscriber is a resident of British Columbia, the Subscriber represents to the Corporation that the Subscriber is: (i) a close, personal friend, relative or business associate of a director or executive officer of the Corporation, or a company all of the voting securities of which are beneficially owned by close, personal friends, relatives or business associates of a director or executive officer of the Corporation, or (ii) an accredited investor as defined in National Instrument 45-106.

7. MISCELLANEOUS

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Corporation, at its office, at Suite 280, 13071 Vanier Place, Richmond, British Columbia, Canada, Attention: James P.H. Cheung, President, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

7.1 This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

7.2 The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

7.3 The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

7.4 Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.5 The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

7.6 The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

7.7 The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

7.8 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

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7.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For: **One hundred & twenty thousand (120,000) Shares**

Signature of Subscriber: ______________________________

Name of Subscriber: **Chih Shan CHEN**

Address of Subscriber: **Floor 3, No.7-1, Lane 115, Wenlin 1st St., Linkou Shiang, TAIPEI County 244, Taiwan**

Telephone Number of Subscriber: 0989-544136

ACCEPTED BY:

NT MINING CORPORATION

Signature of Authorized Signatory: ______________________________

Name of Authorized Signatory: **Jordan S. Wangh**

Position of Authorized Signatory: **President and CEO**

Date of Acceptance: ***November 2008***

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